UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2005

WELLCHOICE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31513	71-0901607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 West 42nd Street New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 476-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-1 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

During the week of September 12, 2005, Michael A. Stocker, M.D., President and Chief Executive Officer of WellChoice, Inc. (the “Company”), and other members of the Company’s senior management team expect to participate in a healthcare conference, which can be accessed via webcast from the Company’s Internet site at http://www.wellchoice.com, and to meet with investors and analysts. At the conference and in these meetings, the Company expects to reaffirm its 2005 earnings and other financial expectations given in a press release and conference call on August 3, 2005, both of which are also available on the Company’s Internet site.

All of the information furnished under Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Statement

Some of the information contained in this press release is forward-looking, including statements relating to future financial or business results. Forward-looking information is based on management’s estimates, assumptions and projections and is subject to significant uncertainties and other factors, many of which are beyond the company’s control. Important risk factors could cause future results to differ materially from those estimated by management. Those risks and uncertainties include but are not limited to: our ability to accurately predict health care costs and to manage those costs through underwriting criteria, quality initiatives and medical management; product design and negotiation of favorable provider reimbursement rates; our ability to maintain or increase our premium rates; possible reductions in enrollment in our products or changes in membership including the loss of either the New York City or the New York State account; the regional concentration of our business in the New York metropolitan area and the effects of economic downturns in that region or generally; future bio-terrorist activity or other potential public health epidemics; the impact of health care reform and other regulatory matters; the outcome of litigation. For a more detailed discussion of these and other important factors that may materially affect WellChoice, please see WellChoice’s filings with the Securities and Exchange Commission, including the discussion of risk factors and historical results of operations and financial condition in its Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Reports on Form 10-Q for the three months ended March 31, 2005 and for the three months ended June 30, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCHOICE, INC.
(Registrant)

Date: September 12, 2005	By:	/s/ Linda Tiano
	Name:	Linda Tiano
	Title:	Senior Vice President and General Counsel

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